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                                                                   EXHIBIT 10.24

                       HCA BOARD OF DIRECTOR COMPENSATION

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     HCA BOD PAY ELEMENT                           RECOMMENDATIONS
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Annual Retainer                        -  $50,000 base value
                                       -  Choice of cash, restricted stock (RS)
                                          or restricted stock units (RSUs)
                                             -  25% premium for RS or RSUs
                                                with 2-year cliff vesting
                                             -  Pro-rata acceleration upon death
                                                or disability
                                             -  Immediate forfeiture of RS upon
                                                voluntary or involuntary
                                                termination
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Board Meeting Fees                     -  $1,500 per meeting
                                       -  Paid in cash
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Committee Member Retainer (annual)     -  $3,000 per Committee
                                             -  Same choices as annual retainer
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Committee Meeting Fees                 -  $1,200 per meeting
                                             -  Paid in cash
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Committee Chair Retainer (annual)
    - Audit                            -  $20,000
    - All Other                        -  $ 7,500
                                             -  Same choices as annual retainer
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Committee Chair Meeting Fees           -  $1,500 per meeting
                                             -  Paid in cash
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Long-Term Incentives (ongoing)         -  $100,000 Black-Scholes value delivered
                                          in stock options upon re-election to
                                          the Board
                                             -  10-year term
                                             -  Vest 20% per year, with 1st year
                                                vesting immediately
                                             -  Immediate vesting upon
                                                termination due to change in
                                                control, death, disability, or
                                                retirement
                                             -  Immediate forfeiture of vested
                                                and unvested options upon
                                                termination due to cause
                                             -  Immediate forfeiture of unvested
                                                options at voluntary or
                                                involuntary termination
                                             -  Ability to exercise options
                                                within 1 year of termination due
                                                to death or disability and
                                                within 3 years of retirement
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Long-Term Incentives (initial)         -  5,000 Restricted Shares, upfront grant
                                          for new Directors only
                                             -  3-year ratable vesting
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